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                                  EXHIBIT 10.26

                              OFFICE BUILDING LEASE



1. PARTIES. This Lease, dated, for reference purposes only July 30.1997 is made by and between T.W. PATTERSON INVESTORS II/ The T.W. PATTERSON BUILDING (herein called "Landlord") and Benefit Resources, inc. (herein called "Tenant").

2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space (herein called "Premises"), said Premises being agreed for the purpose of this Lease, to have an area of approximately 4330 square feet and being situated on the 8th floor of that certain building known as T.W. PATTERSON BLDG., 2014 TULARE STREET, SUITE 818, FRESNO, CA 93721.

   Said lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

3. TERM. The term of this Lease shall be for Month to Month, commencing on the first day of August, 1997, and ending with a 30 day written notice.

4. POSSESSION.

   4a. If the Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to the Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of said term and the time when the Landlord delivers possession.

   4b. In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date herein above provided.

5. RENT. Tenant agrees to pay to Landlord as rental, without prior notice or demand, for the Premises the sum of: Twenty Five hundred ($ 2500.00 ) Dollars, on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during term hereof which is for less than one (1) month shall he a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rental shall be paid to Landlord, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment at the Office of the Building, or to such other person or at such other place as Landlord may from time designate in writing.

6. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of Twenty Five Hundred ($2500.00 ) Dollars. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply, or retain all or any part of the security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason Tenant's default. If any portion of said deposit is so used or applied, Tenant shall have within Ten (10) days after written demand therefore deposit cash with Landlord in an amount to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of this Lease term. In the event of termination of Landlord's interest in this lease, Landlord shall transfer said deposit to Landlord's successor in interest.

7. OPERATING EXPENSE ADJUSTMENTS. For the purpose of this Article, the following terms are defined as follows:

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Base Year: The calendar year in which the lease term commences (provided, however, that the base year shall in no event be earlier than the first full calendar year following the date of initial occupancy by the first occupant of said Building). Base Year shall be 1997.

Comparison Year - Each calendar year of the term after the Base Year.

Direct Expenses - All direct costs of Operation and Maintenance, as determined by standard accounting practices, and shall include the following costs by way of illustration, but not be limited to: real property taxes and assessments; rent taxes, gross receipt taxes, (whether assessed against the Landlord assessed against the Tenant and collected by the Landlord, or both); water and sewer charges; insurance premiums; utilities; janitorial services; labor; costs incurred in the management of the Building, if any; air-conditioning and heating; elevator maintenance, costs, and upkeep of all parking and common areas. ("Direct Expenses" shall not include depreciation on the Building of which the Premises are a part or equipment therein loan payments, executive salaries or real estate brokers' commissions.)

   If the Direct Expenses paid or incurred by the Landlord for the Comparison Year on account of the operation or maintenance of the Building of which the Premises are a part are in excess of the Direct Expenses paid or incurred for the Base year, then the Tenant shall pay 0 % of the increase. The percentage is that portion of the total rentable area of the Building occupied by the Tenant hereunder. Landlord shall endeavor to give to Tenant on or before the first day of March of each year following the respective Comparison Year a statement of the increase in rent payable by Tenant hereunder, but failure by landlord to give such statement by said date shall not constitute a waiver by Landlord or its right to require an increase in rent. Upon receipt of the statement for the first Comparison Year, Tenant shall pay in full the total amount of increase due for the first Comparison Year, and in addition for the ten current year, the amount of any such increase shall be used as an estimate for said current year the amount shall be divided into twelve (12) equal monthly installments and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next Comparison Year's statement is rendered. If the next or any succeeding Comparison Year results in a greater increase in Direct Expenses over the Base Year, less the total installments of estimated increases paid in the previous calendar year for which comparison year is then being made to the Base Year; and the estimated monthly installments to be paid for the next year, following said Comparison Year, shall be adjusted to reflect such increase. If in any Comparison Year the Tenant's share of Direct Expenses be less than the preceding year, then upon receipt of Landlord's statement, any overpayment made by Tenant on the monthly installment basis provided above shall be credited towards the next monthly rent falling due and the estimated monthly installments of Direct Expenses to be paid shall be adjusted to reflect such lower Direct Expenses for the most recent Comparison Year.

  Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of Direct Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by landlord to Tenant.

  Notwithstanding anything contained in this Article, the rental payable by Tenant shall in no event be less than the rent specified in Article 5 herein above.

8. USE. Tenant shall use the Premises for an art studio and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

  Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building of inure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

9. COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, stature, ordinance or governmental rule or regulation now in force of which may hereafter be enacted or promulgated. Tenant shall, at is sole cost and expense, promptly comply

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with all laws, statues, ordinances and governmental rules, regulations or requirements now in force of which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relation to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a part thereto or not, that Tenant has violated any law, statue, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

10. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same must first be approved of in writing by the Landlord. Upon the expiration or sooner terminated of the term hereof, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damages to the Premises caused by such removal.

11. REPAIRS.

    11a. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary war and tear excepted. Tenant shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

    11b. Notwithstanding the provisions of Article 1la. herein above, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make by such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs of maintenance is given to Landlord by tenant. Except as provided in Article 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

12. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord any require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times any and all estimated cost of any improvements, addition, or alterations in the Premises, to insure Landlord against any liability for mechanics' and material men's liens and to insure completion of the work.

13. ASSIGNMENT AND SUBLETTING. Tenant shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate of encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants, and invitees of Tenant excepted) to occupy or use the said Premise, or any portion thereof, without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld, and a consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any

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subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease.

14. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest or invitee of Tenant, and from all and against all cost, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonable satisfactory by Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premise, from any cause other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

    Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for the loss of damage to any property by theft otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building of from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or doe to the negligence of Landlord, its agents, servants, or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal detriments, loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

15. SUBROGATION. As long as their respective insurers so permit, Landlord and tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by the insurer to evidence compliance with the aforementioned waiver.

16. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of the Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance by Tenant and shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+ AAA or better in "Best's Insurance Guide". Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required here or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject or reduction of coverage except after ten (10) days prior notice to Landlord. Minimum liability coverage for each occurrence $1,000,000. T.W. PATTERSON INVESTORS II shall be named as additional insured.

17. SERVICES AND UTILITIES. Provided that Tenant is not default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord at his sole discretion, and subject to the rules and regulations of the Building of which the Premises are a part, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, and janitorial service. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is cause by accident, breakage, repairs, strikes, lockouts or other labor disturbances of labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of Operation and Maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

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    Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, including, but without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current except through existing electrical outlet in the Premises, any apparatus or device, for the purpose of using electric current.
If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand therefor by Landlord for all such water and electric expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer.

18. PROPERTY TAXES. Tenant shall pay, or cause to be paid before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by landlord, and is the standard of the Building. In the event any or all of The Tenant's leasehold improvements, equipment, furniture, fixtures and personal; property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenants occupants.

20. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express written consent of Landlord, such occupancy shall be tenancy from month to month at a rental in the amount of the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

21. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonable required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interfere with Tenant's business, any loss of occupancy of quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be forcible or unlawful entry into, or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof.

22. RECONSTRUCTION. In the event the Premises of the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the premises. If the damage is due to the fault of neglect of Tenant or its employees, there shall be no abatement of rent.

    In the event the premises or the Building of which the premises are a part are damaged as a result of any cause other than perils covered by fire and extended coverage

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insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten (10%) percent of the then full replacement cost of the premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten (10%) percent of the full replacement cost, then Landlord shall have the option: (1) to repair or restore such damage, this lease continuing in full force and effect, but the rent to be proportionately reduced as here in above in this Article provided; or (2) give notice to Tenant at any time within sixty (60) days after such damage terminating this lease as of the date specified in such notice, which date shall be no less than thirty (30) and nor more than sixty (60) after the giving of such notice. In the event of giving such notice, this Lease shall expire on the date so specified in such notice and rent, reduces by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the premises, shall be paid up to date of said such termination.
    Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the promises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof.
    Landlord shall not be required to repair any injury or damage by fife or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed on the premises by Tenant.
    The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the premises. Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

23. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of the Least by Tenant.

    23a. The vacating or abandonment of the Premises by tenant.

    23b. The failure by Tenant to make any payment or rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant.

    23c. The failure by tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 23b. above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to tenant: provided, however, that if the nature of Tenant's default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

    23d. The making by Tenant of any general assignment of general arrangement for the benefit or creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession is not restored to Tenant within thirty (30) days; or the attachment execution or other judicial seizure of substantially all of Tenant's assets located at the premises of Tenant's interest in this Lease, where such seizure in not discharged in thirty
(30) days.

24. REMEDIES IN DEFAULT. IN the event on any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

    24a. Terminate Tenant's right to possession of the premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the premises Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the premises; expenses of reletting, including necessary renovation and alteration of the premises, reasonable attorney's fees and real estate commission actually reasonable attorney's fee and real estate commission actually paid; by Landlord and applicable 0 the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten (10%) percent per annum. In the event Tenant shall have abandoned the premises Landlord shall have the option of (a) taking possession of the promises and recovering from Tenant the amount specified in this paragraph, or (b) proceeding under the provisions of the following Article 24b.

    24b. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, Including the right to recover the rent as it becomes due hereunder.

    24c. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decision of the state in which the premises are located.

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25. EMINENT DOMAIN. If more than twenty-five (25%) percent of the premises shall be taken or appropriated by any public or quasi-public authority under there power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent award or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty five (25%) percent of the premises is taken, and neither party elects to terminate as herein proceeded, the rental thereafter to be paid shall be equally reduced. If any appropriated, landlord shall have the right as its option to terminate this Lease and shall be entitled to the entire award as above provided.

26. OFFSET STATEMENT. Tenant shall at any time from time to time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing. (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are [are in advance, of any, and (b) unsettled defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrance of all or any portion of the real property of which the premises are a part.

27. PARKING. Tenant shall have the right to use in common with other tenants or occupants of the Building the parking facilities of the Building, if any, subject to the monthly rates rules and regulations and any other charges of Landlord for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term hereof.

28. AUTHORITY OF PARTIES.

    28a. Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

    28b. Limited partnerships. If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the officers, directors or shareholders of any corporate partner, except the to the extent of their interest in said limited partnership.

29. GENERAL PROVISIONS.

    (i) Plats and Riders. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease area part hereof.

    (ii) Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

    (iii) Notices. All notices and demands which may or are to be requires or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at he premises, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord at the office of the Building or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

    (iv) Joint obligation. If there be more than one Tenant the obligations hereunder imposed upon Tenants shall be joint and several.

    (v) Marginal Headings. The marginal headings and Article titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

    (vi) Time. Time is of the essence of the Lease and each and all of its provisions in which performance is a factor.

    (vii) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to an bind the heirs, successors executors, administrators and assigns of the parties hereto.

    (viii) Recordation. Neither Landlord nor Tenant shall record this Lease nor a short form memorandum hereof without the prior written consent of the other party.

    (ix) Quiet possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenants part to be observed and performed hereunder, Tenant shall have requires possession of the premises for the entire time hereof subject to all the provisions of this Lease.

    (x) Late charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs nor contemplated by this Lease. The exact amount of which will be extremely difficult to ascertain, such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within ten(10) days after written notice that said amount is past due, then Tenant shall pay to Landlord a late charge equal to ten (10%) percent of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

    (xi) Prior Agreement. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties here.

    (xii) Inability to perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

    (xiii) Attorneys' fees. In the event of any action or Lease the prevailing party shall be entitled to recover all costs or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

    (xiv) Sale of Premises by Landlord. In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under and all of its covenants and obligations contained in or derived from this Lease arising consummation of such sale, and the purchaser are such sale or any subsequent of the premises shall be deemed, without any interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

    (xv) Subordination, Attainment. Upon request of the Landlord, Tenant will in writing subordinate its rights hereunto the lien of any first mortgage, or first deed of trust to any bank insurance company or other lending institution, now or hereafter in force against the land and building of which the premises are a part, and upon any buildings hereafter placed upon the land of which the premises are a part, and to all advances made or hereafter to be made upon the security thereof.

    In the event any proceeding brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage of deed of trust made by the Landlord covering the premises, the Tenant shall atone to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

    The provision of this Article to the contrary not with standing, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term here.

    (xvi) Name. Tenant shall not use the name of the building or of the development in which the building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the premises.

    (xvii) Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provisions shall remain in full force and effect.

    (xviii) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law to in equity.

    (xix) Choice of Law. This Lease shall be governed by the laws of the State in which the premises are located.

    (xx) Signs and Auctions. Tenant shall not place any sign upon the premises or Building or conduct any auction thereon without Landlord's prior written consent.

    The parties hereto have executed this at the place and on the dates specified immediately adjacent to their respective signatures.

    If this Lease has been filled in, it has been prepared for submission to your attorney for his approval. No representation or recommendations is made by the receiver or his agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transactions relation thereto.

TENANT IS RESPONSIBLE FOR ALL INTERIOR MAINTENANCE.



T.W. Patterson Investors II


By /s/ Carol Roush
   -------------------------
   Agent for Landlord

2014 Tulare Street, Suite 705
Fresno CA. 93721



By /s/ Bob Rath
   -------------------------
   Bob Rath, agent for,
   Benefit Resources, Inc.
   15721 N. Greenway-Hayden Lp.
   Scottsdale, AZ 85260-1754

                 RULES AND REGULATIONS FOR STANDARD OFFICE LEASE

                  DATED: 8-6-97 LESSEE: BENEFIT RESOURCES, INC.

                                  GENERAL RULES

1. Lessee shall not suffer or permit the obstruction of any Common Areas, including walkways, stairways, and driveways.

2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

4. Lessee shall not keep animals or birds within the Office Building Project. and shall not bring bicycles, motorcycles, or other vehicles not designated as authorized for same.

5. Lessee shall not make, suffer, or permit litter except in appropriate receptacles for that purpose.

6. Lessee shall not alter any lock or install new or additional lock and bolts.

7. Lessee shall he responsible for the inappropriate use of any toilet rooms, plumbing, or other utilities. No foreign substances of any kind are to be inserted therein.

8. Lessee shall not deface the walls, partitions, or other surfaces or the premises or Office Building Project

9. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's consent, and subject to such reasonable limitations, techniques, and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays, and legal holidays, and on other days between the hours 6 P.M. and 7 A.M. or the following day. If lessee uses the Premises during such periods, Lessee shall be responsible for securely locking the doors it may have opened for entry.

13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

14. No window coverings, shades, or awnings shall be installed or used by Lessee.

15. No Lessee, employee, or invitee shall go upon the roof of the Building.

16. Lessee shall not suffer, or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

17. Lessee shall not use any method of heating or air conditioning other than provided by Lessor.

18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

19. The Premises shall not be used for lodging or manufacturing.

20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any rule or regulation or any subsequent application thereof to such Lessee.

22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and it occupants. Lessee agrees to abide by these and such rules and regulations.


                                  PARKING RULES

1. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

2. Lessor receives the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

3. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

4. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

5. The maintenance, washing, waxing, or cleaning of vehicles in the parking structure or Common Areas is prohibited.



Signature /s/ Robert H. Rath
          ------------------

T.W. PATTERSON INVESTORS II
2014 TULARE STREET SUITE 705
FRESNO, CA 93721

LEASE ADDENDUM

1. Asbestos- The Lessee is aware the building was constructed with materials containing asbestos. To prevent exposure to asbestos, Lessee should not undertake any tenant improvements (such as removing ceiling tiles) without Lessor's prior written permission.

2. Insurance- The Lessee agrees to carry a policy of insurance with the Lessor as an additional insured. Please provide certificate prior to 8/1/97

3.    Parking-Parking spaces will not be guaranteed in the underground
                             --------
      garage, however, underground parking spaces may be provided as available on a month-to-month basis. The fee for the parking space is an additional charge on $55 per month. Tenant may have use of the underground garage for after hour use as agreed upon by Golden Eagle PARKING. GOLDEN EAGLE IS LOCATED ON 4Th FLOOR, SUITE 400. Parking is also available in the nearby city parking structure, Lot 4, on a month-to-month basis from AMPCO SYSTEM call 442-1670.

4. Late Charge - Lessor shall have the right to add to the amount of any payment required to be made by Lessee hereunder and which is not paid within 10 days (TEN days of the date the rental payment is due an amount equal to ten percent (10%) of the delinquency for each month or a portion thereof that the delinquency remains outstanding. The late charge shall be due upon demand by Lessor within l0(TEN) days of the rent due date and failure by Lessee to pay above installment.

5. Option to extend - Provided that Tenant shall not then be in default hereunder, Tenant shall have the option to negotiate by per market indicators to extend the term of this Lease at a minimum of 5% annual rent adjustment.

Signed /s/ Bob H. Rath          Dated        8-7-97
       ----------------------         -------------
       Bob Rath, Agent for Benefit Resources, Inc.


Signed /s/ Carol Roush          Dated        8-7-97
       ----------------------         -------------
       Carol Roush, Agent for T.W. Patterson Investors II